Exhibit 99.2

May 13, 2011 Houston, Texas MarkWest Liberty Project Mariner Platts Midstream & Development Conference

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint



Corporate Office
Woodford Shale
Granite Wash Formation
Haynesville Shale
Marcellus Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - 60 MMcf/d Langley processing expansion
  - Complete Ranger NGL pipeline

LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 300 MMcf/d gathering capacity
- 490 MMcf/d cryogenic processing
- Infrastructure under construction
  - 455 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 65,000 Bbl/d Mariner West project

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
3

Growth Driven by Customer Satisfaction 4 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest Liberty Marcellus Development 5 ` Ohio West Virginia c c c c c c c c Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 65 miles 100 – 125 miles 45 miles 100 – 150 miles 12 16 – 20 70,000 Hp 100,000 Hp New Processing Facility Confidential New Facility (mid 2012) 200 MMcf/d NGL Pipeline to Connect New Facility

Additional Marcellus Development Being Evaluated 6 ` Ohio West Virginia c c c c c c c c Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 65 miles 100 – 125 miles 45 miles 100 – 150 miles 12 16 – 20 70,000 Hp 100,000 Hp New Processing Facility Confidential New Facility (mid 2012) 200 MMcf/d NGL Pipeline to Connect New Facility Majorsville Processing Complex Majorsville III 135 MMcf/d Mobley, WV Mobley II 120 MMcf/d

Tremendous Growth Opportunities 7 Siloam Kenova Cobb Kermit Boldman Majorsville Houston Langley Mobley

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, marketing, and storage infrastructure Infrastructure is new and highly fuel efficient Extensive NGL marketing experience in the Northeast Market access Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline Gathering system Approximately 300 MMcf/d gathering capacity Gas processing 490 MMcf/d cryogenic processing capacity 625 MMcf/d of cryogenic processing capacity by mid 2011 NGL fractionation 27,000 Bbl/d depropanizer (partial fractionation) Complete remaining portion of 60,000 Bbl/d fractionator by 3Q11 8

MarkWest Liberty’s Processing Complex Supports Ethane Recovery Since 2008, MarkWest Liberty has developed 490 MMcf/d of gas processing capacity in the Marcellus By mid-2012, we expect to add up to 455 MMcf/d for a total of 945 MMcf/d of gas processing capacity Today, we have 35 miles of Y-grade pipeline with 43,000 Bbl/d of capacity. By the end of 2012, this will increase by 65 miles to a total of 100 miles In the third quarter 2011, the Houston fractionator will begin operations with an initial capacity of 60,000 Bbl/d of C3+ With minimal investment at each plant and the addition of deethanization capability at the Houston complex, MarkWest will be capable of recovering ethane that must be removed to meet pipeline gas quality specifications and be expandable to fractionate prospective optional ethane barrels 9

Marcellus Ethane Sources and Production 10 Majorsville Processing Complex Mobley Processing Plant Houston Processing Complex 3rd Party Processing Plants 10 Current Future Required Potential Capacity Capacity Recovery Recovery (MMcf/d) (MMcf/d) (MBPD) (MBPD) MW Liberty Houston 355 555 17 40 MW Liberty Majorsville 135 405 12 28 MW Liberty Mobley 0 240 7 17 MW Liberty New Plant 0 200 6 14 3rd Party Plants 300 540 16 38 Misc Other Plants 0 120 4 9 Total 790 2,060 62 146 Processing Plant

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics have created effective solutions for ethane that would provide access to attractive NGL markets in North America and Europe Timely start up in second half of 2012 for transportation to Sarnia with future incremental ethane deliveries bound for favorable European and Gulf Coast Markets Project Mariner requires minimal pipeline construction – a combined total of 75 miles of new pipe is required to deliver ethane to Sarnia, Gulf Coast and European markets Project Mariner would have access to ethane storage at Marysville and Philadelphia Project Mariner is scalable and can be staged to meet producer’s “must recover” and “optional” supplies of ethane 11 Sarnia Pittsburgh Gulf Coast Philadelphia

Project Mariner Overview 12 Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Mariner West Overview Mariner West would deliver up to 65,000 Bbl/d of Marcellus ethane to Sarnia, Ontario, Canada MarkWest Liberty would construct a 45-mile ethane pipeline to the existing Sunoco pipeline system Sunoco Logistics would utilize its 8 to 10-inch, 420 mile LPG pipeline network to deliver the ethane to Sarnia markets The pipeline would be converted to ethane service and have up to 65,000 Bbl/d of capacity Mariner West would have a second half of 2012 in-service date The two potential ethane consumers in Sarnia are NOVA Chemicals and Imperial Canada (Exxon) 13 Sarnia Pittsburgh Houston Fractionator

Mariner West Overview 14 In March, NOVA and Caiman Energy announced an MOU for NOVA to purchase up to 20,000 Bbl/d of ethane from Caiman’s Fort Beeler gas processing plant In May, NOVA and Range Resources signed an MOU for Range to provide a long-term supply of ethane from the Marcellus Shale We anticipate Sunoco will conduct a binding open season for transportation on Mariner West within the next few months Sarnia Pittsburgh Houston Fractionator

Mariner East Update MarkWest would build a 45-mile pipeline from Houston, PA to Sunoco’s pipeline at Delmont, PA Sunoco would convert the 8-inch refined products pipeline to ethane service with a capacity of 50,000 Bbl/d Receiving facilities in Philadelphia would include refrigerated tanks and loading facilities at the Sunoco dock Sunoco 8” Pipeline New MarkWest Liberty Houston to Delmont Pipeline Sunoco Philadelphia Storage and Docks 15 Houston Fractionator

Mariner East includes two ships to allow for weather contingencies, optimization of offloading schedules and volume increases The ships can be easily modified to transport ethane, consume ethane as fuel and are capable of carrying partial loads, which would permit offloading at multiple sites The U.S.-built ships meet all Jones Act requirements, but require congressional action to reflag for U.S. waters Mariner East would be operational in mid-2013 Dow Chemical and Range Resources have entered into an MOU to enter into a long-term supply agreement for the delivery of Marcellus ethane Markets at Nederland continue to express strong interest in Marcellus ethane Dow and Chevron Phillips Chemical have recently announced plans for major U.S. expansions or new world scale crackers along the Gulf Coast to take advantage of expected development of new feedstock sources, including the Marcellus Shale Mariner East Update 16

Conclusion The Mariner projects – West and East – provide desirable ethane options for Marcellus producers The Mariner West and East projects are: efficient scalable supply-driven timely economically attractive 17

May 13, 2011 Houston, Texas THANK YOU! MarkWest Liberty Project Mariner Platts Midstream & Development Conference